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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 8, 1995 included in the Post-Effective Amendment No. 33 to the registration statement on Form N-1A of the SEI Daily Income Trust (No. 2-77048) and to all references to our firm included in or made part of Post-Effective Amendment No. 34 to Registration Statement File No. 2-77048.


                                                /s/ Arthur Andersen LLP


Philadelphia, PA
 December 28, 1995